SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

Robert Half International Inc.

(Exact name of registrant as specified in charter)

Delaware	1-10427	94-1648752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Menlo Park, CA 94025

(Address of principal executive offices)

(650) 234-6000

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description

99	Robert Half International Inc. July 22, 2004 Press Release.

Item 12.    Results of Operations and Financial Condition

On July 22, 2004, Robert Half International Inc. issued a press release reporting earnings for the second fiscal quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.

The foregoing information and the information contained in the press release are being “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: July 22, 2004	By:	/S/ M. KEITH WADDELL
	Name: Title:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer

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